Exhibit 99.72

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 1999
           Series 1998-26, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.163488
                                                        ----------------------
       Weighted average maturity                                       165.39
                                                        ----------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                               Principal
           Principal Per    Prepayments Per  Interest Per
     Class  Certificate       Certificate     Certificate    Payout Rate
     -----  -----------       -----------     -----------    -----------
       R   $  0.00000000   $  0.00000000  $     0.00000000   %0.00000000
       PO  $  3.96493839   $  0.53162541  $     0.00000000   %0.00000000
       A   $ 17.03074486   $ 11.39691088  $     5.12410309   %6.25000001
       M   $  3.81750316   $  0.00000000  $     5.18841572   %6.24999849
       B1  $  3.81750814   $  0.00000000  $     5.18842020   %6.25000388
       B2  $  3.81751141   $  0.00000000  $     5.18842466   %6.25000931
       B3  $  3.81749287   $  0.00000000  $     5.18840456   %6.24998499
       B4  $  3.81749049   $  0.00000000  $     5.18840304   %6.24998330
       B5  $  3.81750302   $  0.00000000  $     5.18841945   %6.25000310

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $        N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                            $         35,418.45
                                                                  --------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:         $    169,611,517.04
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  610
                                                                 ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance           Cusip
-----         -------          -----------------       -------           -----
R    $                   0.00  $            0.00  $            0.00   36157RXA9
PO   $             172,380.81  $      171,694.81  $          992.36   GEC9826PO
A    $         168,882,796.54  $  165,959,317.61  $          966.80   36157RXR1
SUP  $         165,393,023.95  $  162,482,699.00  $        1,132.60   GE9826SUP
M    $           1,571,965.82  $    1,565,941.80  $          992.36   36157RXT7
B1   $             611,652.10  $      609,308.15  $          992.36   36157RXU4
B2   $             436,325.11  $      434,653.04  $          992.36   36157RXV2
B3   $             349,657.80  $      348,317.86  $          992.36   36157RXW0
B4   $             261,994.30  $      260,990.30  $          992.36   36157RXX8
B5   $             262,298.75  $      261,293.58  $          992.36   36157RXY8

     D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             16       Principal Balance       $  6,025,000.20
                               --------
                               --------                            -------------
       2.   60-89 days
            Number             2        Principal Balance       $    703,319.60
                               --------
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance       $          0.00
                               --------
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance       $          0.00
                               --------                            -------------
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance       $          0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate:% 0.00000000
                                                                   -----------